                                                                     EXHIBIT 4.1

                        ------------------------------
                        INCORPORATED UNDER THE LAWS OF
                        ------------------------------
-----                                                             --------------
No.                                                               Shares
-----                                                             --------------
                           The State of Washington

[LOGO]                          Ucellit.com Inc.
     Two Million Five Hundred Thousand Shares Authorized, $0.001 Par Value


This Certifies That SPECIMAN is the owner of _______________________ Shares of
                    --------
$0.001 each of the Capital Stock of

                               Ucellit.com Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ____, day of _____ At


[SEAL]


___________________                                         ___________________
    President                                                   Secretary

                              ------        ----
                              SHARES $0.001 EACH
                              ------        ----
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                                  CERTIFICATE
                                      FOR

                                    SHARES


                              [SEAL APPEARS HERE]

                                    OF THE

                                 CAPITAL STOCK


                               UCELLIT.COM INC.

                                   ISSUED TO

                             _____________________
                                     DATED

                             _____________________



          For Value Received ___ hereby sell, assign and transfer unto _______

     _________________________________________________________________________

     ___________________________________________________________________ Shares

     of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint ______________________________________
     to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated ________________________

               In presence of
                                    __________________________
     ________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER


        PLEASE NOTE THAT ALL CERTIFICATES MUST BE LEGENDED AS FOLLOWS:

          The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.